Exhibit 24

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of July, 2009.

/s/ Edward N. Perry
Edward N. Perry

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 9th day of July, 2009.

/s/ William J. Scholle
William J. Scholle

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 9th day of July, 2009.

/s/ Timothy M. Manganello
Timothy M. Manganello

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 9th day of July, 2009.

/s/ Philip G. Weaver
Philip G. Weaver

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 9th day of July, 2009.

/s/ Henry J. Theisen
Henry J. Theisen

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of July, 2009.

/s/ Jeffrey H. Curler
Jeffrey H. Curler

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of July, 2009.

/s/ Roger D. O’Shaughnessy
Roger D. O’Shaughnessy

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 9th day of July, 2009.

/s/ Davis S. Haffner
David S. Haffner

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 9th day of July, 2009.

/s/ Holly Van Deursen
Holly Van Deursen

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of July, 2009.

/s/ William J. Bolton
William J. Bolton

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of July, 2009.

/s/ Barbara L. Johnson
Barbara L. Johnson

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of July, 2009.

/s/ Paul S. Peercy
Paul S. Peercy

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 13th day of July, 2009.

/s/ Gene C. Wulf
Gene C. Wulf

BEMIS COMPANY, INC.

Power of Attorney
of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of BEMIS COMPANY, INC., a Missouri corporation (the “Company”), does hereby make, constitute and appoint JEFFREY H. CURLER, GENE C. WULF and JAMES J. SEIFERT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign and affix the undersigned’s name to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and any and all amendments (including post-effective amendments) thereto, and to file the same, with the exhibits thereto and other documents in connection herewith, including any related registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act, of debentures, notes, shares of Common Stock or other securities of the Company proposed to be sold by the Company, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 9th day of July, 2009.

/s/ Stanley A. Jaffy
Stanley A. Jaffy